Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Materials Portfolio

September 30, 2019

VMATP-QTLY-1119
1.856922.112

Schedule of Investments September 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Chemicals - 65.9%
Commodity Chemicals - 8.1%
Cabot Corp.	3,300	$149,556
Olin Corp.	145,846	2,730,237
Orion Engineered Carbons SA	36,800	614,928
Westlake Chemical Corp.	1,957	128,223
		3,622,944
Diversified Chemicals - 18.3%
DowDuPont, Inc.	65,999	4,706,389
Huntsman Corp.	18,900	439,614
Ingevity Corp. (a)	6,500	551,460
The Chemours Co. LLC (b)	170,290	2,544,133
		8,241,596
Fertilizers & Agricultural Chemicals - 1.3%
CF Industries Holdings, Inc.	11,900	585,480
Industrial Gases - 20.9%
Air Products & Chemicals, Inc.	13,400	2,972,924
Linde PLC	33,330	6,456,686
		9,429,610
Specialty Chemicals - 17.3%
Ecolab, Inc.	9,100	1,802,164
Element Solutions, Inc. (a)	12,800	130,304
International Flavors & Fragrances, Inc. (b)	9,000	1,104,210
PolyOne Corp.	4,200	137,130
Sherwin-Williams Co.	4,300	2,364,441
Symrise AG	4,800	466,464
Tronox Holdings PLC	109,480	908,684
W.R. Grace & Co.	12,800	854,528
		7,767,925

TOTAL CHEMICALS		29,647,555

Commercial Services & Supplies - 1.4%
Environmental & Facility Services - 1.4%
Waste Connection, Inc. (United States)	6,600	607,200
Construction Materials - 8.5%
Construction Materials - 8.5%
Martin Marietta Materials, Inc.	6,700	1,836,470
Summit Materials, Inc. (a)	6,600	146,520
Vulcan Materials Co.	12,200	1,845,128
		3,828,118
Containers & Packaging - 13.1%
Metal & Glass Containers - 9.9%
Aptargroup, Inc.	9,800	1,160,810
Ball Corp.	21,100	1,536,291
Crown Holdings, Inc. (a)	26,939	1,779,590
		4,476,691
Paper Packaging - 3.2%
Avery Dennison Corp.	12,600	1,430,982

TOTAL CONTAINERS & PACKAGING		5,907,673

Metals & Mining - 4.6%
Gold - 4.6%
Newmont Goldcorp Corp.	43,400	1,645,728
Royal Gold, Inc.	3,400	418,914
		2,064,642
Pharmaceuticals - 4.7%
Pharmaceuticals - 4.7%
Corteva, Inc.	76,099	2,130,772
Trading Companies & Distributors - 1.5%
Trading Companies & Distributors - 1.5%
Univar, Inc. (a)	33,400	693,384
TOTAL COMMON STOCKS
(Cost $42,816,116)		44,879,344

Money Market Funds - 3.1%
Fidelity Cash Central Fund 1.96% (c)	127,015	127,041
Fidelity Securities Lending Cash Central Fund 1.96% (c)(d)	1,265,123	1,265,250
TOTAL MONEY MARKET FUNDS
(Cost $1,392,291)		1,392,291
TOTAL INVESTMENT IN SECURITIES - 102.8%
(Cost $44,208,407)		46,271,635
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(1,256,565)
NET ASSETS - 100%		$45,015,070

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,835
Fidelity Securities Lending Cash Central Fund	2,485
Total	$4,320

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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